10.16	Assignment Agreement dated January 24, 2007
THIS ASSIGNMENT MADE EFFECTIVE THE 24th DAY OF JANUARY, 2007.

BETWEEN:
MOGUL ENERGY LTD.
of Vancouver, in the Province of British Columbia
(hereinafter called “MEL or Assignor”)

and

MOGUL ENERGY INTERNATIONAL, INC.
of Seattle, in the State of Washington, U.S.A.
(hereinafter called “MEII or Assignee”)

WHEREAS MEL does hold 25% of the mineral interests in lands as listed on the attached Schedule ‘A’, and MEL has agreed to assign unto MEII all of the interests in its right, title, estate and interest in, to and under the said leases.

WHERAS MEL, pursuant to a Farm Out Agreement with MEII dated November 8, 2005 was entitled to an assignment of 25% of the mineral interests in lands as listed in the attached Schedule “B” (collectively with Schedule “A” herein referred to as Leases”) and MEL has agreed to assign unto MEII all of the interests in the right, title, estate and interest in, to and under the said Leases in accordance with the terms set forth herein and MEII wishes to acquire such interest.

NOW, THEREFORE, in consideration of the premises and the payment by MEII to MEL of the sum of 1,000,000 (One Million) common shares of MEII (the “Shares”) within 10 business days of execution of this agreement, THIS AGREEMENT WITNESSTH:

Lease Transfer

1.    MEL hereby transfers, assigns and sets over unto MEII its right, title and interest in, to and under the said Leases and in every extension or renewal thereof and in all benefit and advantage to be derived therefrom to MEII.

Share Transfer:

2.    Upon executing this agreement and assignment of the Leases situated in Saskatchewan, Canada, MEII shall, within 10 business days of such execution, issue to MEL 1,000,000 (One Million) common shares of MEII (the “Shares”).

Securities Law Representations.

3.    MEL (the “Subscriber”) represents, warrants and covenants to MEII that:

3.1     Share Acquisition Intent.  The Subscriber is acquiring the Shares as principal for its own account only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein. Except as otherwise disclosed in writing to MEII, MEL is acting jointly or in concert with any other person or company for the purposes of acquiring any of the Shares.

3.2     Risk Acknowledgement. The Subscriber acknowledge that the Shares are highly speculative, involving a high degree of risk and the Subscriber is able to bear the economic risk of owning the Shares; and, at the present time, able to afford a complete loss in value of the Shares.

3.3     Regulation S. The Subscriber further represents, warrants and acknowledges that:

The Shares are being acquired in reliance on the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) provided by the provisions of Regulation S as promulgated under the 1933 Act, and that the Shares may not be resold in the United States or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the 1933 Act as evidenced by an opinion of counsel acceptable to MEII, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. The Subscriber further acknowledges that this Agreement is not intended as a plan or scheme to evade the registration requirements of the 1933 Act;

The Subscriber is a resident of Canada; The Subscriber is not a “US Person” as that term is defined in Rule 902 of Regulation S as promulgated pursuant to the 1933 Act;

The Subscriber agrees that all offers and sales of the Shares shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Shares have been and will be offered or sold by the Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the date on which this Agreement is accepted by MEII (the “Distribution Compliance Period”), except pursuant to an effective registration statement as to the Shares or an applicable exemption from the registration requirements of the 1933 Act.

The Shares have not been offered to the Subscriber in the United States and the individual making the decision to purchase the Shares and executing and delivering this Agreement on behalf of the Subscriber was not in the United States when the decision was made and this Agreement was executed and delivered;

The Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares;

Neither the Subscriber nor any of their respective affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Shares or any other securities of MEII until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.

3.4     Canadian Law Representations.

(a)     The Subscriber understands that they are acquiring the Shares pursuant to certain exemptions from the registration and prospectus requirements of applicable securities legislation in Canada (the “Canadian Securities Laws”) afforded by, without limitation, Sections 2.3 [Accredited Investors], 2.5 [Family, friends and business associates], and 2.7 [Family, friends and business associates (Ontario)] of NI 45-106 and, as a consequence, (A) certain rights, remedies and protections under securities legislation will not be available to the Subscriber in connection with the purchase of the Shares; (B) the Subscriber may not receive information that would otherwise be required to be provided to them under securities legislation; and (C) MEII is relieved from certain obligations that would otherwise apply under securities legislation; and

(b)     The Subscriber is acquiring the Shares as principal solely for its own benefit and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Shares and the Subscriber is (A) an “accredited investor” as such term is defined in NI 45-106, has executed and delivered a duly completed Representation Letter in the form attached hereto as “Exhibits 1.5 (A), (B) or (C)” as applicable, representing that the Subscriber fit within one of the categories of “accredited investor” set forth in such definition and was not created and/or used solely to purchase or hold the Shares; or (B) satisfies the definition of Family and Friends (Alberta and BC) or Family and Friends (Ontario) as applicable in the province in which they resides.

3.5     Transfer Restrictions. The Subscriber acknowledges that the certificates representing Shares shall bear a legend substantially as follows:

“The shares of Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such act has been made or unless availability of an exemption from such registration provisions has been established, or, unless sold pursuant to Rule 144 under the Securities Act of 1933.”

3.6     Recordation of Transfer. The Subscriber understands and acknowledges that MEII has the right not to record a purported transfer of the Shares, without MEII being satisfied that such transfer is exempt from or not subject to (a) registration under the U.S. 1933 Act and any applicable state securities laws, and (b) the registration and prospectus requirements under Canadian Securities Laws.

3.7     Canadian Resale Restrictions. In addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’ ability to resell the Shares under applicable Canadian Securities Law.

3.8     No Registration Rights. The Subscriber understands and acknowledges that MEII is not obligated to file and has no present intention of filing any registration statement or prospectus in respect of re-sales of the Shares with the SEC in the United States or with any of the provincial securities regulatory authorities in Canada.

3.9     Legal Counsel. The Subscriber confirm that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Shares for the Subscriber and the resale restrictions (including “hold periods”) to which the Shares will be subject under applicable securities legislation and confirms that no representation has been made to the Subscriber by or on behalf of MEII with respect thereto.

3.10   No Offering Memorandum. The Subscriber acknowledge that the issuance of the Shares is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the offering of the Shares by MEII, or any officer, employee, agent, affiliate or subsidiary of MEII.

3.11   No Approval by Regulatory Authority. The Subscriber understand that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of the acquisition of the Shares.

3.12   No Representation as to Value of the Shares. The Subscriber confirm that neither MEII nor any of its directors, employees, officers, consultants, agents or affiliates, has made any representations (written or oral) to the Subscriber regarding the future value of the Shares and acknowledges and confirms that no representation has been made to the Subscriber with respect to the listing of the Shares on any exchange or that application has been or will be made be made for such listing. In making its acquisition with respect to the Shares, the Subscriber has relied solely upon publicly available information relating to MEII and not upon any verbal or written representation made by or on behalf of MEII.

3.13   Conditional Sale. The Subscriber understand that the sale and delivery of the Shares is conditional upon such sale being exempt from the registration and prospectus requirements under applicable securities legislation or upon the issuance of such orders, consents or approvals as may be required to permit such sale and delivery without complying with such requirements. If required under applicable securities legislation or regulatory policy, or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist MEII in filing such reports, undertakings and other documents with respect to the issue of the Shares.

3.14   Tax Consequences. The Subscriber understand that the acquisition of the Shares may have tax consequences under applicable taxation laws, that they are the sole responsibility of the Subscriber to determine and assess such tax consequences as may apply to their respective particular circumstances, and the Subscriber has not received and is not relying on MEII for any tax advice whatsoever.

3.15   Re-Sales. The Subscriber will not resell any Shares except in accordance with the provisions of applicable securities legislation, rules and regulations and stock exchange rules.

General Matters

4.    MEL covenants that it has not transferred, assigned, hypothecated or otherwise parted with any of its interest in the said Leases and that, subject to the terms and provisions of the said Leases, it now has good right, full power and absolute authority to transfer, set over and assign its interest in the said Leases to MEII in the manner aforesaid according to the true intent and meaning of this assignment.

5.    Subject to the performance by MEII of the covenants and conditions contained in the said Leases, MEII shall hold and enjoy the interest conveyed to it hereunder for the residue of the term of the said Leases and every extension or renewal thereof for its own use and benefit by, through or under it. MEII for its part covenants with MEL that it will be bound by, observe and perform the Lessee’s covenants and agreements in the said Leases reserved and contained and MEII agrees to indemnify and save harmless MEL from and against the observation and performance of the said covenants and agreements from and after the effective date of this agreement.

6.    Each of the parties hereto shall from time to time and at all times hereafter do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this agreement.

7.    It is hereby agreed that this assignment shall enure to the benefit of and be binding upon the parties hereto, their successors and assigns.

IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be hereunto affixed, attested by the hands of their respective proper officers duly authorized in that behalf, effective the date and year above written.

SIGNED, SEALED AND DELIVERED,

ASSIGNOR:
MOGUL ENERGY LTD.

Per:	/s/ Parvez Tyab

ASSIGNEE:
MOGUL ENERGY INTERNATIONAL, INC.

Per:	/s/ Naeem Tyab

SCHEDULE ‘A’ - To the Assignment

Attached to and forming part of an Assignment of Lease made effective the 24th day of January, 2007 between Mogul Energy Ltd., as Assignor, and Mogul Energy International, Inc., as Assignee.

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SE 13-9-30 W1M	112507365	William George Jamieson	25% M&M	February 20, 2006	40.0
SE 13-9-30 W1M	112507365	Lee Harris and Nancy Andrews	25% M&M	February 22, 2006	40.0
SE 13-9-30 W1M	112507365	Floyd Edward Jamieson	25% M&M	February 23, 2006	40.0
SE 13-9-30 W1M	112507365	Isabel Poitras	25% M&M	March 9, 2006	40.0
SW 13-9-30 W1M	112507376	Floyd Edward Jamieson	25% M&M	February 23, 2006	40.0
SW 13-9-30 W1M	112507376	Lee Harris and Nancy Andrews	25% M&M	February 22, 2006	40.0
SW 13-9-30 W1M	112507376	William George Jamieson	25% M&M	February 20, 2006	40.0
SW 13-9-30 W1M	112507376	Isabel Poitras	25% M&M	March 9, 2006	40.0
NE 21-9-30 W1M	112506432	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NW 23-9-30 W1M	112507837	Alice May Mangelsen, Randolph Peter Mangelsen and Alice Faye Rowley	100% M&M	February 28, 2006	160.0
SW 23-9-30 W1M	112507848	Alice May Mangelsen, Randolph Peter Mangelsen and Alice Faye Rowley	100% M&M	February 28, 2006	160.0
NE 33-9-30 W1M	112507129	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NW 33-9-30 W1M	112506331	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
SE 33-9-30 W1M	112507398	Clarence Billard, Personal Representative for the estate of Walter A. Barness	100% M&M	February 20, 2006	160.0
NE 17-9-31 W1M	112603340	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
NW 17-9-31 W1M	112603351	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SE 17-9-31 W1M	112603362	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SW 17-9-31 W1M	112603373	Dennis Swallow and Donald Swallow	100% M&M	December 5, 2005	160.0
SE 13-9-33 W1M	112636649	Alexander Lee Harris	50% M&M	February 22, 2006	80.0
SE 13-9-33 W1M	112636649	Nancy Ann Andrews	50% M&M	March 7, 2006	80.0
SW 13-9-33 W1M	112636650	Nancy Ann Andrews	50% M&M	March 7, 2006	80.0
SW 13-9-33 W1M	112636650	Alexander Lee Harris	50% M&M	February 22, 2006	80.0
SE 13-10-30 W1M	112596509	Lily Kropp	100% M&M	February 24, 2006	160.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NE 21-10-30 W1M	112597162	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
NW 21-10-30 W1M	112597173	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
SW 28-10-30 W1M	112597184	Gerald Henry McAdoo and Verla Isobel Smith	100% M&M	March 8, 2006	160.0
NE 32-10-30 W1M	114264413	Daryl M. Kay	50% M&M Exc. Coal	March 1, 2006	80.0
NW 32-10-30 W1M	114264435	Daryl McArthur Kay	50% M&M Exc. Coal	March 1, 2006	80.0
SW 32-10-30 W1M	114264424	Daryl McArthur Kay	50% M&M Exc. Coal	March 1, 2006	80.0
NW 33-10-30 W1M	112596723	Daryl Kay	50% M&M	March 1, 2006	80.0
SW 33-10-30 W1M	112596734	Daryl Kay	50% M&M	March 1, 2006	80.0
NW 19-10-32 W1M	112464772	Lyle Mielitz	1/3 M&M	January 1, 2006	51.32
NW 19-10-32 W1M	112464772	Carol Howarth	1/3 M&M	January 1, 2006	51.32
NW 19-10-32 W1M	112464772	Ronald Mielitz	1/3 M&M	January 1, 2006	51.32
SE 19-10-32 W1M	114190714	Lyle Mielitz	1/6 M&M Exc. Coal	January 1, 2006	27.00
SE 19-10-32 W1M	114190714	Carol Howarth	1/6 M&M Exc. Coal	January 1, 2006	27.00
SE 19-10-32 W1M	114190714	Ronald Mielitz	1/6 M&M Exc. Coal	January 1, 2006	27.00
SW 19-10-32 W1M	114190725	Ronald Mielitz	1/3 M&M	January 1, 2006	51.32
SW 19-10-32 W1M	114190725	Carol Howarth	1/3 M&M	January 1, 2006	51.32
SW 19-10-32 W1M	114190725	Lyle Mielitz	1/3 M&M	January 1, 2006	51.32
NW 23-10-32 W1M	112464615	James Oliver (Younger)	100% M&M	January 1, 2006	160.0
SW 23-10-32 W1M	112464626	Ronald Earl Oliver and Gloria Jean Oliver	100% M&M	January 1, 2006	160.0
SW 25-10-32 W1M	112464558	Ronald Earl Oliver and Gloria Jean Oliver	100% M&M	January 1, 2006	160.0
SW 26-10-32 W1M	112464514	Judy Lynn Sauter, Stacey Lee Sauter, Starla Rae Sauter and Sharah Lyn Milleker	50% M&M	January 4, 2006	80.0
SE 26-10-32 W1M	112464547	Keith George Kennedy	50% M&M	November 3, 2005	80.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Dale Jensen	3/40 M&M	December 12, 2005	17.7
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Garry Jensen	5/40 M&M	December 12, 2006	29.38
LSD 10 & 15-31-10-32 W1M W 1/2 31-10-32 W1M	112581794 112581806 112581828 112581817	Lydia Marshall	3/40 M&M	March 7, 2006	17.7
NE 33-10-32 W1M	111726839	Joseph Frederick Bil (Younger)	50% M&M Exc. Coal	November 16, 2005	80.0
NE 19-11-31 W1M	112542465	Gerald Skulmoski	100% M&M	December 12, 2005	160.0
NE 2-11-32 W1M	112613284	The Great-West Life Assurance Company	100% M&M	January 1, 2006	158.06
SE 2-11-32 W1M	112613295	The Great-West Life Assurance Company	100% M&M	January 1, 2006	158.9
SE 3-11-32 W1M	112612665	Frank Herbert Adamson	100% M&M	January 1, 2006	160.0
SW 3-11-32 W1M	112612676	Frank Herbert Adamson	100% M&M	January 1, 2006	160.0
NE 5-11-32 W1M	112613239	James Burke	100% M&M	November 2, 2005	18.0
NE 5-11-32 W1M	112613172	Clifford Leonard Robertson and Margaret Isabel Robertson	100% M&M	March 1, 2006	142.4
SW 5-11-32 W1M	114236827	John Anthony McWhirter	100% M&M	March 1, 2006	4.14
NE 7-11-32 W1M	112612991	Philip Green (Younger)	50% M&M	November 29, 2005	80.0
NE 7-11-32 W1M	112612991	Elizabeth Louise Witchey	25% M&M	November 28, 2005	40.0
NW 7-11-32 W1M	112613015	Philip Green (Younger)	50% M&M	November 29, 2005	83.19
NW 7-11-32 W1M	112613015	Elizabeth Louise Witchey	25% M&M	November 28, 2005	41.6
SE 7-11-32 W1M	112613004	Philip Green (Younger)	50% M&M	November 29, 2005	80.0
SE 7-11-32 W1M	112613004	Elizabeth Louise Witchey	25% M&M	November 28, 2005	40.0
SW 7-11-32 W1M	112613026	Philip Green (Younger)	50% M&M	November 29, 2005	83.33
SW 7-11-32 W1M	112613026	Elizabeth Louise Witchey	25% M&M	November 28, 2005	41.67
NE 9-11-32 W1M	161539678 161539689	Leland North	25% M&M	November 28, 2005	40.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NE 9-11-32 W1M	112612575	Paulette Christine North	25% M&M	November 21, 2005	40.0
NE 9-11-32 W1M	112612575	Marguerite Anne Van Dresar	25% M&M	November 21, 2005	40.0
NE 9-11-32 W1M	112612575	John Charles Yeo	25% M&M	November 22, 2005	40.0
NW 9-11-32 W1M	112612553	Steve Zyla	100% M&M	November 30, 2005	160.0
SE 9-11-32 W1M	112612586	Paulette Christine North	25% M&M	November 21, 2005	40.0
SE 9-11-32 W1M	112612586	Leland North	25% M&M	November 28, 2005	40.0
SE 9-11-32 W1M	112612586	Marguerite Anne Van Dresar	25% M&M	November 21, 2005	40.0
SE 9-11-32 W1M	112612586	John Charles Yeo	25% M&M	November 22, 2005	40.0
SW 9-11-32 W1M	112612564	John Zyla	100% M&M	November 28, 2005	160.0
NE 10-11-32 W1M	112612496	Neil Peter McConnachie	1/3 M&M	December 15, 2005	54.0
NE 10-11-32 W1M	112612496	Corinne Diana McConnachie	1/3 M&M	December 21, 2005	54.0
NE 10-11-32 W1M	112612496	Clinton Cory McConnachie	1/3 M&M	January 5, 2006	54.0
NW 10-11-32 W1M	114236793 114236782	Neil Peter McConnachie	1/6 M&M Exc. Coal	December 15, 2005	25.6
NW 10-11-32 W1M	114236793 114236782	Corine Diana McConnachie	1/6 M&M Exc. Coal	December 21, 2005	25.6
NW 10-11-32 W1M	114236793 114236782	Clinton Cory McConnachie	1/6 M&M Exc. Coal	January 5, 2006	25.6
SW 10-11-32 W1M	114236805	Neil Peter McConnachie	1/6 M&M Exc. Coal	December 15, 2005	27.0
SW 10-11-32 W1M	114236805	Corinne Diana McConnachie	1/6 M&M Exc. Coal	December 21, 2005	27.0
SW 10-11-32 W1M	114236805	Clinton Cory McConnachie	1/6 M&M Exc. Coal	January 5, 2006	27.0
NE 12-11-32 W1M	111444320	Robert Matthew Clay	50% M&M	January 1, 2006	80.0
NE 14-11-32 W1M	111308307	Kenneth Archibald McCannel	100% M&M	November 22, 2005	160.0
NW 14-11-32 W1M	111308295	Barbara Margaret Elizabeth McCannel	100% M&M	November 16, 2005	160.0
NE 15-11-32 W1M	114236748	Cornelius David Rempel and Faye Marie Rempel	50% M&M Exc. Coal	November 2, 2005	80.0
NW 15-11-32 W1M	114236759	Cornelius David Rempel and Faye Marie Rempel	50% M&M Exc. Coal	November 2, 2005	80.0
NE 17-11-32 W1M	114236681 114236670	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	78.75
NW 17-11-32 W1M	114236704 114236692	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	76.69

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SE 17-11-32 W1M	114236726 114236715	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M Exc. Coal	March 1, 2006	77.94
SW 17-11-32 W1M	114236737	Mike Hajewich, Peter Hajewich and Elsie Hood	50% M&M	March 1, 2006	80.0
NE 18-11-32 W1M	112612104	Donald Keith	100% M&M	December 9, 2005	10.02
NW 18-11-32 W1M	112612823	Gertrude Condie	100% M&M	November 2, 2005	165.76
NE 19-11-32 W1M	112612913	Audrey May Johnson	100% M&M	March 1, 2006	160.0
SE 19-11-32 W1M	112612070	Donald Keith	100% M&M	November 19, 2005	158.83
SW 19-11-32 W1M	112612081	Donald Keith	100% M&M	November 19, 2005	158.7
NE 20-11-32 W1M	112612025	Donald Gary Oliver and Calvin David Oliver	50% M&M Exc. Coal	November 30, 2005	80.0
NW 20-11-32 W1M	112612036	Donald Gary Oliver and Calvin David Oliver	50% M&M Exc. Coal	November 30, 2005	80.0
NE 21-11-32 W1M	112612014	Sylvia Edith Adamson	50% M&M	October 27, 2005	80.0
NE 21-11-32 W1M	112612014	Robert Lionel Burke	50% M&M	November 16, 2005	80.0
NW 21-11-32 W1M	112612801	Robert Lionel Burke	50% M&M	November 16, 2005	80.0
NW 21-11-32 W1M	112612801	Syliva Edith Adamson	50% M&M	October 27, 2005	80.0
NE 23-11-32 W1M	114236625	Donald Field	50% M&M Exc. Coal	November 30, 2005	80.0
NW 23-11-32 W1M	112612755	Judith Anne Guest	1/3 M&M	November 20, 2005	53.34
NW 23-11-32 W1M	112612755	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
NW 23-11-32 W1M	112612755	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SE 23-11-32 W1M	114236636	Donald Field	50% M&M Exc. Coal	November 30, 2005	80.0
SW 23-11-32 W1M	112612766	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SW 23-11-32 W1M	112612766	Judith Anne Guest	1/3 M&M	November 20, 2005	53.34
SW 23-11-32 W1M	112612766	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
NE 26-11-32 W1M	112611990	Cornelius David Rempel and Faye Marie Rempel	100% M&M	November 2, 2005	160.0
NW 26-11-32 W1M	111308127	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.0
NW 26-11-32 W1M	111308127	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.0
SE 26-11-32 W1M	112612003	Cornelius David Rempel and Faye Marie Rempel	100% M&M	November 2, 2005	160.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
SW 26-11-32 W1M	111308116	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.0
SW 26-11-32 W1M	111308116	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.0
SE 27-11-32 W1M	112612777	Judith Anne Guest	1/3 M&M	December 15, 2005	53.34
SE 27-11-32 W1M	112612777	John Douglas McVeigh	1/3 M&M	December 7, 2005	53.34
SE 27-11-32 W1M	112612777	Laura Jean Westbrook	1/3 M&M	December 12, 2005	53.34
SW 30-11-32 W1M	112612160	The Great-West Life Assurance Company	100% M&M	November 16, 2005	160.0
NW 31-11-32 W1M	112612171	Albert E. Preston	100% M&M	October 31, 2005	160.0
SE 31-11-32 W1M	114236603	Arthur Cameron Preston	50% M&M Exc. Coal	October 31, 2005	80.0
SW 31-11-32 W1M	114236614	Arthur Cameron Preston	100% M&M	October 31, 2005	160.0
NE 35-11-32 W1M	111307283	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.22
NE 35-11-32 W1M	111307283	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.22
NW 35-11-32 W1M	111307294	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.2
NW 35-11-32 W1M	111307294	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.2
SE 35-11-32 W1M	111307306	Caroline May Cawood	25% M&M Exc. Coal	January 7, 2006	40.2
SE 35-11-32 W1M	111307306	Kathryn Maureen Yeo	25% M&M Exc. Coal	January 9, 2006	40.2
SW 35-11-32 W1M	111615386	James C. Scharren	100% M&M	November 8, 2005	161.0
SW 36-11-32 W1M	112612890	Keith Kennedy and Helena Kennedy	50% M&M Exc. Coal	November 3, 2005	80.0
NE 2-12-32 W1M	111307317	Micky Lee Grimes	50% M&M	March 15, 2006	80.0
NE 2-12-32 W1M	111307317	Cody Paul Grimes	50% M&M	March 15, 2006	80.0
NW 2-12-32 W1M	111307328	Vernon Nelson Nabholz	100% M&M	March 2, 2006	160.0
SE 3-12-32 W1M	111376403	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0
NE 3-12-32 W1M	111376391	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NW 3-12-32 W1M	111376414 111376447	Vernon Nelson Nabholz	50% M&M Exc. Coal	March 2, 2006	80.0
SW 3-12-32 W1M	111376425 111376436	Vernon Nelson Nabholz	50% M&M Exc.Coal	March 2, 2006	80.0
SE 31-9-30 W1M	112507556	Shirley Terhaar	25% M&M	March 20, 2006	40.0
SW 31-9-30 W1M	112507545	Shirley Terhaar	25% M&M	March 20, 2006	40.0

Note: The above list is subject to unintentional mistakes and
>omissions and lists certain leases that have not been paid. Leases for
>acreage that has not and may not be paid for will be subject to having
>the mineral rights rescinded.

SCHEDULE ‘B’ - To the Assignment

Attached to and forming part of an Assignment of Lease made effective the 24th day of January, 2007 between Mogul Energy Ltd., as Assignor, and Mogul Energy International, Inc., as Assignee.

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NW 26-9-30 W1M	114143576	Dorothy Jurgens	50% M&M	April 8, 2006	80.0
SW 26-9-30 W1M	114143598	Dorothy Jurgens	50% M&M	April 8, 2006	80.0
SE 26-9-30 W1M	114143587	Dorothy Jurgens	50% M&M	April 8, 2006	80.0
SE 31-9-30 W1M	112507556	Phyllis Gehring	25% M&M	March 20, 2006	40.0
SW 31-9-30 W1M	112507545	Phyllis Gehring	25% M&M	March 20, 2006	39.5
SE 31-9-30 W1M	112507556	Arlene Joyce Mitchell	25% M&M	March 16, 2006	40.0
SW 31-9-30 W1M	112507545	Arlene Joyce Mitchell	25% M&M	March 16, 2006	39.5
NW 35-9-30 W1M	112506656	Patricia Mary Greig	2/3 M&M	April 5, 2006	106.67
NE 35-9-30 W1M	112506702	Patricia Mary Greig	100% M&M	April 5, 2006	160.0
NW 35-9-30 W1M	112506656	Maxine Lois Franchuk	1/3 M&M	April 11, 2006	53.34
SW 16-10-30 W1M	161412162 161412151	Gordon Kieth Goldsmith and Ruth Selena Goldsmith	100% M&M	March 21, 2006	143.32
NE 15-10-33 W1M	112689300	Clarence Alfred Olander Bogner and Jean Laurine Bogner	100% M&M	April 6, 2006	158.0
NW 15-10-33 W1M	112689298	Clarence Alfred Olander Bogner and Jean Laurine Bogner	100% M&M	April 6, 2006	158.6
SE 21-10-33 W1M	161595850	Clarence Bogner	100% M&M	April 6, 2006	160.0
NW 21-10-33 W1M	120718144	Clarence Bogner	50% M&M except Coal	April 6, 2006	80.0
NE 28-11-32 W1M	112612698	Patricia Anne Taylor	100% M&M	April 25, 2006	160.0
SW 22-11-32 W1M	114236669	Patricia Anne Taylor	50% M&M	April 25, 2006	80.0
NW 22-11-32 W1M	114236658	Patricia Anne Taylor	50% M&M	April 25, 2006	80.0
NE 23-10-30 W1M	112597106	Jeanne-Marie McLeod and Keith Donald McLeod	100% M&M	March 28, 2006	160.0
SE 4-10-30 W1M	112597915	Charles Veysey and Carol Veysey	100% M&M	May 6, 2006	160.0
SW 4-10-30 W1M	112597791	Charles Veysey and Carol Veysey	100% M&M	May 6, 2006	160.0
NE 30-11-32 W1M	112612845	Jacqueline Sim	50% M&M	April 1, 2006	80.0
NE 30-11-32 W1M	112612845	Wayne Nevin	50% M&M	April 1, 2006	80.0
NW 30-11-32 W1M	112612856	Jacqueline Sim	50% M&M	April 1, 2006	82.21

Legal Description	Parcel No.	Lessor	Interest	Lease Date	Net Acres
NW 30-11-32 W1M	112612856	Wayne Nevin	50% M&M	April 1, 2006	82.21
SW 15-10-33 W1M	120718122	Lydia Fay Frazer and Wardon Daniel Frazer	1/6 M/M except Coal	May 30, 2006	27.0
SE 15-10-33 W1M	120718111	Lydia Fay Frazer and Wardon Daniel Frazer	1/6 M/M except Coal	May 30, 2006	27.0
NE 13-10-30 W1M	112597443	Lydia Fay Frazer and Wardon Daniel Frazer	1/9 M/M	May 30, 2006	18.0
SW 15-10-33 W1M	120718122	Lloyd Edmond Frazer and Sheila Marie Frazer	1/6 M/M except Coal	May 31, 2006	27.0
SE 15-10-33 W1M	120718111	Lloyd Edmond Frazer and Sheila Marie Frazer	1/6 M/M except Coal	May 31, 2006	27.0
NE 13-10-30 W1M	112597443	Lloyd Edmond Frazer and Sheila Marie Frazer	1/9 M/M except Coal	May 31, 2006	18.0
NW 33-10-30 W1M	112596734	Barbara Jacobson	25% M&M	June 13, 2006	40.0
SW 33-10-30 W1M	112596723	Barbara Jacobson	25% M&M	June 13, 2006	40.0
NW 33-10-30 W1M	112596723	Debra Dawn Montgomery	25% M&M	June 13, 2006	40.0
SW 33-10-33 W1M	112596734	Debra Dawn Montgomery	25% M&M	June 13, 2006	40.0
NE 7-11-32 W1M	112612991	Elizabeth Louise Witchey	25% M&M	June 8, 2006	40.0
NW 7-11-32 W1M	112613015	Elizabeth Louise Witchey	25% M&M	June 8, 2006	41.6
SE 7-11-32 W1M	112613004	Elizabeth Louise Witchey	25% M&M	June 8, 2006	40.0
SW 7-11-32 W1M	112613026	Elizabeth Louise Witchey	25% M&M	June 8, 2006	41.67
SW 34-11-32 W1M	114236524	Michael James Murphy, Personal Representative for the estate of Donald Henderson	50% M&M except Coal	June 28, 2006	80.5
NE 33-11-32 W1M	114236535	Michael James Murphy, Personal Representative for the estate of Donald Henderson	50% M&M except Coal	June 28, 2006	80.5
NW 33-11-32 W1M	114236546	Michael James Murphy, Personal Representative for the estate of Donald Henderson	50% M&M except Coal	June 28, 2006	80.5
SE 33-11-32 W1M	114236557	Michael James Murphy, Personal Representative for the estate of Donald Henderson	50% M&M except Coal	June 28, 2006	80.5
SW 33-11-32 W1M	114236568	Michael James Murphy, Personal Representative for the estate of Donald Henderson	50% M&M except Coal	June 28, 2006	80.5

Note: The above list is subject to unintentional mistakes and
>omissions and lists certain leases that have not been paid. Leases for
>acreage that has not and may not be paid for will be subject to having
>the mineral rights rescinded.